UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2003

CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File No.) Number)	(IRS Employer Identification

4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     The Registrant announced today that it has closed the redemption with respect to all of its outstanding 6 1/2% Convertible Subordinated Notes due 2006 (the “Notes”). Attached hereto as Exhibit 99.1 is a press release announcing the closing of the redemption of the Notes by the Registrant dated December 12, 2003.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No	Description

99.1*	CheckFree Corporation’s Press Release dated December 12, 2003.

*Filed herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation
Date: December 12, 2003	By:	/s/ David E. Mangum

David E. Mangum, Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No	Description

99.1*	CheckFree Corporation’s Press Release dated December 12, 2003.

*Filed herewith